CERTIFICATIONS OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Micromet, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Itin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: May 10, 2011	/s/ Christian Itin
Christian Itin
President and Chief Executive Officer
(principal executive officer)

This certification accompanies the Report and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

In connection with the Quarterly Report of Micromet, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barclay A. Phillips, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: May 10, 2011	/s/ Barclay A. Phillips
Barclay A. Phillips
Senior Vice President and Chief Financial Officer
(principal financial officer)

This certification accompanies the Report and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.